UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    November 14, 2014

Anadarko Petroleum Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-8968	76-0146568
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Lake Robbins Drive

The Woodlands, Texas 77380-1046

(Address of principal executive offices including Zip Code)

Registrant’s telephone number, including area code: (832) 636-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 14, 2014, Anadarko Petroleum Corporation (“Anadarko”) entered into a first amendment (the “Five-Year Credit Agreement Amendment”) to that certain Credit Agreement, dated June 17, 2014, among Anadarko, as borrower, JPMorgan Chase Bank, N.A., as the administrative agent, Wells Fargo Bank, National Association, as syndication agent, Bank of America, N.A., Citibank, N.A., The Royal Bank of Scotland plc and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as co-documentation agents, and the additional lenders party thereto (the “Five-Year Credit Facility”).

The Five-Year Credit Agreement Amendment extends the date by which Anadarko must satisfy, or the requisite lenders must waive, each of the conditions precedent to the initial extension of credit under the Five-Year Credit Facility from December 1, 2014 to April 1, 2015.

Also on November 14, 2014, Anadarko entered into a first amendment (the “364-Day Credit Agreement Amendment”, and together with the Five-Year Credit Agreement Amendment, the “Amendments”) to that certain 364-Day Revolving Credit Agreement, dated June 17, 2014, among Anadarko, as borrower, JPMorgan Chase Bank, N.A., as the administrative agent, Wells Fargo Bank, National Association, as syndication agent, Bank of America, N.A., Citibank, N.A., The Royal Bank of Scotland plc and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as co-documentation agents, and the additional lenders party thereto (the “364-Day Credit Facility”).

The 364-Day Credit Agreement Amendment extends the date by which Anadarko must satisfy, or the requisite lenders must waive, each of the conditions precedent to the initial extension of credit under the 364-Day Credit Facility from December 1, 2014 to April 1, 2015.

The foregoing descriptions of the Amendments do not purport to be complete and are qualified in their entirety by reference to the Five-Year Credit Agreement Amendment and the 364-Day Credit Agreement Amendment filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above hereby is incorporated into this Item 2.03 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	First Amendment to Credit Agreement, dated November 14, 2014, among Anadarko Petroleum Corporation, JPMorgan Chase Bank, N.A., as Administrative Agent, and the lenders party thereto.

10.2	First Amendment to 364-Day Revolving Credit Agreement, dated November 14, 2014, among Anadarko Petroleum Corporation, JPMorgan Chase Bank, N.A., as Administrative Agent, and the lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANADARKO PETROLEUM CORPORATION (Registrant)

November 19, 2014

	By:	/s/ Robert K. Reeves
Robert K. Reeves
Executive Vice President, General Counsel
and Chief Administrative Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	First Amendment to Credit Agreement, dated November 14, 2014, among Anadarko Petroleum Corporation, JPMorgan Chase Bank, N.A., as Administrative Agent, and the lenders party thereto.

10.2	First Amendment to 364-Day Revolving Credit Agreement, dated November 14, 2014, among Anadarko Petroleum Corporation, JPMorgan Chase Bank, N.A., as Administrative Agent, and the lenders party thereto.